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                    U.S. SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549


                                   FORM 8-K

                                CURRENT REPORT


    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported):  April 13, 2000



                       KAISER GROUP INTERNATIONAL, INC.
            (Exact name of registrant as specified in its charter)


            Delaware           File No. 1-12248         54-1437073
        (State or other        (Commission File       (IRS Employer
        jurisdiction of             Number)         Identification No.)
         incorporation)



                               9300 Lee Highway
                         Fairfax, Virginia  22031-1207
         (Address of principal executive offices, including zip code)


                                 703-934-3300
             (Registrant's telephone number, including area code)
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Item 5.  Other Events
----------------------

On April 13, 2000, Kaiser Group International, Inc. amended its Section 401(k) Plan dated March 1, 1989 and the Retirement Plan dated August 1, 1971. The amendments are attached as Exhibit 10(k)(6) and 10(d)(7).


10(k)(6)   Amendment No. 6 to Section 401(k) Plan
10(d)(7)   Amendment No. 7 to Retirement Plan


                                   SIGNATURES

  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.


                                   KAISER GROUP INTERNATIONAL, INC.
                                   (Registrant)


                                    /s/ Timothy P. O'Connor
                                   ----------------------------------
                                   Timothy P. O'Connor
                                   Executive Vice President,
                                   Chief Financial Officer
                                   and Chief Administrative Officer

Date:  May 2, 2000